UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 8, 2021

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
441
-
295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

☐

ITEM 2.02
DISCLOSURE OF RESULTS

OF OPERATIONS

AND FINANCIAL CONDITION

On February 8,

2021, the

registrant issued

a news

release announcing

its fourth

quarter 2020

results.

A copy

of that
news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The

news

release

furnished

herewith

contains

information

regarding

the

registrant’s

operating

income

(loss).

Operating income (loss) differs

from net income (loss) attributable

to Everest Re Group, the most

directly comparable
generally

accepted

accounting

principle

financial

measure,

by

the

exclusion

of

realized

capital

gains

(losses)

on
investments and

net foreign

exchange income

(expense). Management

believes that

presentation of

operating income
(loss)

provides

useful

information

to

investors

because

it

more

accurately

measures

and

predicts

the

registrant’s
results

of

operations

by

removing

the

variability

arising

from

both

the

management

of

the

registrant’s

investment
portfolio and the fluctuations

of foreign currency exchange

rates. In addition, management,

analysts and investors use
operating income (loss) to evaluate the financial performance of the registrant and the insurance industry in general.

In accordance with general instruction B.2

of Form 8-K, the information in

this report, including exhibits, is furnished
pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of
1934, or otherwise subject to the liability of that section.

ITEM 9.01
FINANCIAL STATEMENTS

AND EXHIBITS

(c) Exhibits
Exhibit No. Description
99.1 News Release of the registrant,
dated February 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP,

LTD.
By:

/S/ KEITH SHOEMAKER
Keith Shoemaker
Senior Vice President and Comptroller

Dated:

February 8, 2021

EXHIBIT INDEX

Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated February 8, 2021